EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of April 30, 2001, by and between Racing Champions Corporation, a Delaware corporation (the "Company") and Subsidiaries, including Racing Champions Ertl, Inc. and Racing Champions South, Inc., and Kevin Camp (the "Employee").

                                     RECITAL

     The Company desires to employ the Employee and the Employee is willing to make his/her services available to the Company on the terms and conditions set forth below. Certain capitalized terms used herein are defined in Section 10 below.

                                   AGREEMENTS

     In consideration of the promises and the mutual agreements which follow, the parties agree as follows:

          1.     Employment.  The  Company  hereby  employs the Employee and the
                 ----------
Employee hereby accepts employment with the Company on the terms and subject to the conditions set forth in this Agreement.

          2.     Term.  This  Agreement  is effective as of the date referred to
                 ----
above. The Agreement is not intended to create a promise or contract of employment for a specific term. Employee's employment shall be at will, and it expressly understood that either the Company or Employee may terminate the employment relationship at any time for any reason. It is also expressly understood that during the course of Employee's employment, the job title, duties, responsibilities and all other terms and conditions of his/her employment may be modified at any time for any reason and that such modification shall not alter his/her obligations under this Agreement.

          3.     Duties.  The  Employee shall serve as the Senior Vice President
                 ------
of Motorsports Licensing of the Company and will, under the direction of the Parent Company's Chief Executive Officer, President, and Chief Operating Officer ("Top Management"), faithfully and to the best of his/her ability, perform the duties of such position. The Employee shall also perform such additional duties and responsibilities which may from time to time be reasonably assigned or delegated by Top Management. The Employee agrees to devote his/her entire business time, effort skill and attention to the proper discharge of such duties while employed by the Company.

          4.     Compensation.  The  Employee  shall  receive  a  base salary of
                 ------------
$106,000 per year (increasing to $125,000 per year on July 1, 2001), payable in regular and equal monthly installments (the "Base Salary"). The Employee's Base
                                             -----------
Salary shall be reviewed annually by Top Management of the Company to determine appropriate increases, if any, in such Base Salary.


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          5.     Fringe  Benefits.
                 ----------------

               (a)     Vacation.  The  Employee  shall be entitled to four weeks
                       --------
of paid vacation annually, under the terms of the Company's stated vacation policy. The Employee and the Company shall mutually determine the time and intervals of such vacation.

               (b)     Medical,  Health,  Dental,  Disability and Life Coverage.
                       --------------------------------------------------------
The Employee shall be eligible to participate in any medical, health, dental, disability and life insurance policy in effect for management of the Company on a basis consistent with his/her position and level of compensation and contribution within the Company as determined solely by Top Management, as long as such coverages can be obtained by the Company at a cost that is consistent with rest of the management group.

               (c)     Incentive  Bonus and Stock Ownership Plans.  The Employee
                       ------------------------------------------
shall be entitled to participate in any incentive bonus or other incentive compensation plan developed generally for the management of the Company on a basis consistent with his/her position and level of compensation and contribution within the Company, as determined solely by Top Management. The Employee shall also be entitled to participate in any incentive stock option plan or other stock ownership plan developed generally for the management of the Company on a basis consistent with his/her position and level of compensation and contribution within the Company, as determined solely by Top Management.

               (d)     Automobile.  The Company agrees to reimburse the Employee
                       ----------
up to $500 per month (effective June 1, 2001), as such amount may be increased from time to time consistent with the Company's reimbursement policy for management of the Company to cover Employee's expenses in connection with his/her leasing or owning an automobile. Additionally, the Company will pay for the gas used for business purposes. All maintenance and insurance expense for the automobile is the responsibility of the Employee.

               (e)     Reimbursement  for  Reasonable  Business  Expenses.  The
                       --------------------------------------------------
Company shall pay or reimburse the Employee for reasonable expenses incurred by him/her in connection with the performance of his/her duties pursuant to this Agreement including, but not limited to, travel expenses, expenses in connection with seminars, professional conventions or similar professional functions and other reasonable business expenses.

               (f)     Key  Man  Insurance.  The  parties agree that the Company
                       -------------------
has the option to purchase one or more key man life insurance policies upon the life of the Employee. The Company shall own and shall have the absolute right to name the beneficiary or beneficiaries of said policy. The Employee agrees to cooperate fully with the Company in securing said policy, including, but not limited to, submitting himself to any physical examination which may be required at such reasonable times and places as Company shall specify.

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          6.     Termination.
                 -----------

               (a)     Termination  of  the  Employment  Period.  The employment
                       ----------------------------------------
period (the "Employment Period") shall continue until the earliest of (i) the Employee's death or Disability, (ii) the Employee resigns or (iii) the Top Management determines that termination of Employee's employment is in the best interests of the Company (the date of the earliest of these events shall be referred to herein as the "Termination Date").

               (b)     Definitions.
                       -----------

                    (i) For purposes of this Agreement, "Disability" shall mean a physical or mental sickness or any injury which renders the Employee incapable of performing the services required of him/her as an employee of the Company and which does or may be expected to continue for more than six (6) months during any 12-month period. In the event Employee shall be able to perform his/her usual and customary duties on behalf of the Company following a period of disability, and does so perform such duties, or such other duties as are prescribed by the Board of Directors or the President of the Company, for a period of three continuous months, any subsequent period of disability shall be regarded as a new period of disability for purposes of this Agreement. The Company and the Employee shall determine the existence of a Disability and the date upon which it occurred. In the event of a dispute regarding whether or when a Disability occurred, the matter shall be referred to a medical doctor selected by the Company and the Employee. In the event of their failure to agree upon such a medical doctor, the Company and the Employee shall each select a medical doctor who together shall select a third medical doctor who shall make the determination. Such determination shall be conclusive and binding upon the parties hereto.

                    (ii) For purposes of this Agreement, "Cause" shall be deemed to exist if the Employee shall have (1) violated the terms of sections 7 or 8 of this Agreement; (2) failed to substantially perform his/her duties to the reasonable satisfaction of Top Management; (3) committed a felony or a crime involving moral turpitude; (4) engaged in serious misconduct which is demonstrably injurious to the Company, or the Parent Company or any of its Subsidiaries; (5) engaged in fraud or dishonesty with respect to the Company, or the Parent Company or any of its Subsidiaries or made a material misrepresentation to the stockholders or directors of the Company or the Parent Company; or (6) committed acts of negligence in the performance of his/her duties which are substantially injurious to the Company, or the Parent Company or any of its subsidiaries.

               (c)     Termination  for  Disability  or  Death.  In the event of
                       ---------------------------------------
termination for Disability or death, payments of the Employee's Base Salary shall be made to the Employee, for a period of three (3) months after the Termination Date in accordance with the normal payroll practices of the Company. During this period, the Company shall also reimburse the Employee or Employee's estate for amounts paid, if any, to continue medical, dental and health coverage pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act and will pay to the Employee or Employee's estate the fringe benefits pursuant to section 5 which have accrued prior to the Termination Date. Incentive bonus, in any, for the year of termination will be prorated based on the Termination Date and paid in accordance with the annual bonus payment schedule.


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
               (d)     Termination  by  the  Company  without Cause.  If (i) the
                       --------------------------------------------
Employee is terminated by the Company for any reason other than for Cause, Disability or death, (ii) if the Employee is terminated by the Company for what the Company believes is Cause or Disability, and it is ultimately determined that the Employee was terminated without Cause or Disability, the Employee shall be entitled to receive, as severance, his/her Base Salary for a period of one year following the Termination Date; provided, however, that if such termination occurs at any time within one year after the occurrence of, or in contemplation of, a Change of Control then Employee shall be entitled to receive his/her Base Salary for a period of one year following the Termination Date. Such payment of Base Salary shall be made in accordance with the normal payroll practices of the Company, net of applicable taxes, tax withholdings and employee portions of medical and dental insurance premiums, if any. During this period, the Company shall also continue to pay the Company portion of premiums, if any, to continue medical and dental coverage pursuant to the provisions of the existing plan or of the Consolidated Omnibus Budget Reconciliation Act. During this period, the Company will also continue Employee's life insurance and disability coverage, to the extent permitted under applicable policies, and will pay to the Employee the fringe benefits pursuant to section 5 which have accrued prior to the Termination Date. Incentive bonus, in any, for the year of termination will be prorated based on the Termination Date and paid in accordance with the annual bonus payment schedule. Notwithstanding the forgoing, the Company shall not be obligated to make any of the payments or provide the other benefits called for by this section 6(d) unless (i) Employee signs a waiver and release of all claims against the Company, the Parent Company and its subsidiaries in a form acceptable to the Company, and (ii) Employee is not in breach of this Agreement, including sections 7 and 8.

               (e)     Termination,  by  the Company for Cause or by Resignation
                       ---------------------------------------------------------
by the Employee.  If the Employee's employment is terminated by the Company with
 --------------
Cause or as a result of the Employee's resignation, the Employee shall not be entitled to receive any future Base Salary, fringe benefits or incentive bonus payments or any other payments or benefits for periods after the Termination Date; Bonuses will be paid only if employee is employed at the time of the annual bonus payments.

               (f)     Effect of Termination.  The termination of the Employment
                       ---------------------
Period pursuant to section 6 shall not affect the Employee's obligations as described in sections 7 and 8.

          7.     Noncompetition  and Nonsolicitation.  The Employee acknowledges
                 -----------------------------------
and agrees that the contacts and relationships of the Company and its Subsidiaries with its customers, suppliers, licensors and other business relations are, and have been, established and maintained at great expense and provide the Company and its Subsidiaries with a substantial competitive advantage in conducting their business. The Employee acknowledges and agrees that by virtue of the Employee's employment with the Company, the Employee will have unique and extensive exposure to and personal contact with the Company's customers and licensors, and that he will be able to establish a unique relationship with those Persons that will enable him/her, both during and after employment, to unfairly compete with the Company and its Subsidiaries. Furthermore, the parties agree that the terms and conditions of the following restrictive covenants are reasonable and necessary for the protection of the business, trade

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
secrets and Confidential Information (as defined in section 8 below) of the Company and its Subsidiaries and to prevent great damage or loss to the Company and its Subsidiaries as a result of action taken by the Employee. The Employee acknowledges and agrees that the noncompete restrictions and nondisclosure of Confidential Information restrictions contained in this Agreement are reasonable and the consideration provided for herein is sufficient to fully and adequately compensate the Employee for agreeing to such restrictions. The Employee acknowledges that she could continue to actively pursue his/her career and earn sufficient compensation in the same or similar business without breaching any of the restrictions contained in this Agreement. The Employee acknowledges that one business of the Company and its Subsidiaries is the design, production (including, without limitation, the obtaining of the licenses necessary therefor), marketing and sale of collectibles, toys, apparel, souvenirs and trading cards.

               (a)     Noncompetition.  The Employee hereby covenants and agrees
                       --------------
that during the Employment Period he/she shall not, directly or indirectly, either individually or as an employee, principal, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant, representative or in any other capacity, participate in, become associated with, provide assistance to, engage in or have a financial or other interest in any business, activity or enterprise which is competitive with the Company or any of its Subsidiaries or any successor or assign of the Company or any of its Subsidiaries. The ownership of less than a one percent interest in a corporation whose shares are traded in a recognized stock exchange or traded in the over-the-counter market, even though that corporation may be a competitor of the Company, shall not be deemed financial participation in a competitor. The term "indirectly" as used in this section and section 8 below is intended to include any acts authorized or directed by or on behalf of the Employee or any Affiliate of the Employee.

               (b)     Nonsolicitation.  The  Employee  hereby  covenants  and
                       ---------------
agrees that during the Employment Period and for a period of 18 months thereafter (the "Noncompete Period"), he/she shall not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant or in any other capacity;

                    (i) canvass, solicit or accept from any Person who is a customer or licensor of the Company or any of its Subsidiaries (any such Person is hereinafter referred to individually as a "Customer," and collectively as the "Customers") any business which in competition with the business of the Company or any of its Subsidiaries or the successors or assigns of the Company or any of its Subsidiaries, including, without limitation, the canvassing, soliciting or accepting of business from any Person which is or was a Customer of the Company within two years preceding the date hereof or with the Company or any of its Subsidiaries during the Noncompete Period;

                    (ii) advise, request, induce or attempt to induce any of the Customers, suppliers, or other business contacts of the Company or any of its Subsidiaries who currently have or have had business relationships with the Company within two years preceding the date hereof or with the Company or any of its Subsidiaries during the Noncompete Period, to withdraw, curtail or cancel any of its business or relations with the Company or any of its Subsidiaries;


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
                    (iii) induce or attempt to induce any employee, sales representative, consultant or other agent of the Company or any of its Subsidiaries to terminate his/her relationship or breach any agreement with the Company or any of its Subsidiaries; or

                    (iv) hire any person who was an employee, sales representative, consultant or other agent of the Company or any of its Subsidiaries at any time during the Noncompete Period.

               If the final judgment of a court of competent jurisdiction declares that any term or provision of this section is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

          8.     Confidential Information.  The Employee acknowledges and agrees
                 ------------------------
that the customers, business connections, customer lists, procedures, operations, techniques, and other aspects of and information about the business of the Company and its Subsidiaries (the "Confidential Information") are established at great expense and protected as confidential information and provide the Company and its Subsidiaries with a substantial competitive advantage in conducting their business. The Employee further acknowledges and agrees that by virtue of his/her past employment with the Company, and by virtue of his/her employment with the Company, she has had access to and will have access to, and has been entrusted with and will be entrusted with, Confidential Information, and that the Company would suffer great loss and injury if the Employee would disclose this information or use in a manner not specifically authorized by the Company. Therefore, the Employee agrees that during the Employment Period and for five (5) years thereafter, she will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant or in any other capacity, use or disclose, or cause to be used or disclosed, any Confidential Information, unless and to the extent that any such information become generally known to and available for use by the public other than as a result of the Employee's acts or omissions. The Employee shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any Subsidiary which she may then possess or have under his/her control. The Employee acknowledges and agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Employee while employed by the Company and its Subsidiaries ("Work Product") belong to the Company or such Subsidiary, as the case may be.


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
          9.     Common  Law of Torts and Trade Secrets.  The parties agree that
                 --------------------------------------
nothing in this Agreement shall be construed to limit or negate the common law of torts or trade secrets where it provides the Company and its Subsidiaries with broader protection than that provided herein.

          10.     Definitions.
                  -----------

          "Affiliate"  means  with  respect  to  any  Person,  any  other Person
          -----------
controlling, controlled by or under common control with such Person and any partner of a Person which is a partnership.

          "Change  of  Control"  means:
          --------------------

               (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Parent Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of Parent Company entitled to vote generally in the election of directors (the "Outstanding Voting
Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from Parent Company, (ii) any acquisition by Parent Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Parent Company or any corporation controlled by Parent Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
(ii)  and  (iii)  of  subsection  (c)  of  this  definition;  or

               (b) Individuals who, as of the date hereof, constitute the Board of Directors of Parent Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Parent Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Parent Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of Parent Company; or

               (c) Approval by the stockholders of Parent Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled

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
to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Parent through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of Parent or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of Parent Company, providing for such Business Combination; or

               (d) Approval by the stockholders of Parent Company of (i) a complete liquidation or dissolution of Parent Company or (ii) the sale or other disposition of all or substantially all of the assets of Parent Company, other than to a corporation, with respect to which following such sale or other disposition, [a] more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, [b] less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Parent Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Common Stock or Outstanding Voting Securities prior to the sale or disposition, and [c] at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of Parent Company, providing for such sale or other disposition of assets of Parent Company or were elected, appointed or nominated by the Board of Directors of Parent Company.

          "Person"  means  any  individual,  partnership,  corporation,  limited
           ------
liability company, association, joint stock company, trust, joint venture, unincorporated organization and any governmental entity or any department, agency or political subdivision thereof.

          "Subsidiary"  means,  with  respect  to  any  Person, any corporation,
           ----------
partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled,

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
directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such partnership, association or other business entity.

          11.     Specific  Performance.  The  Employee  acknowledges and agrees
                  ---------------------
that irreparable injury to the Company may result in the event the Employee breaches any covenant or agreement contained in sections 7 and 8 and that the remedy at law for the breach of any such covenant will be inadequate. Therefore, if the Employee engages in any act in violation of the provisions of sections 7 and 8, the Employee agrees that the Company shall be entitled, in addition to such other remedies and damages as may be available to it by law or under this Agreement, to injunctive relief to enforce the provisions of sections 7 and 8.

          12.     Waiver.  The  failure  of either party to insist in any one or
                  ------
more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

          13.     Notices.  Any  notice  to  be  given hereunder shall be deemed
                  -------
sufficient if addressed in writing, and delivered by registered or certified mail or delivered personally, in the case of the Company, to its principal business office, and in the case of the Employee, to his/her address appearing on the records of the Company, or to such other address as she may designate in writing to the Company.

          14.     Severability.  In  the  event that any provision shall be held
                  ------------
to be invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable and enforceable. Furthermore, the parties specifically acknowledge the above covenant not to compete and covenant not to disclose confidential information are separate and independent agreements.

          15.     Complete  Agreement.  Except as other-wise expressly set forth
                  -------------------
herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          16.     Amendment.  This Agreement may only be amended by an agreement
                  ---------
in  writing  signed  by  each  of  the  parties  hereto.

          17.     Governing  Law; Arbitration.  This Agreement shall be governed
                  ---------------------------
by and construed exclusively in accordance with the laws of the State of Illinois, regardless of choice of law requirements. The parties hereby consent to the jurisdiction of the state courts of the State of Illinois and of any federal court in the venue of Illinois for the purpose of any suit, action or proceeding arising out of or related to this Agreement, and expressly waive any and all objections they may have as to venue in any of such courts. Any controversy or claim arising out of or relating to this Agreement, other than a claim that would entitle the Employee or the Company to injunctive relief, shall be settled by expedited arbitration (i.e., 15 day presentation of evidence; 15 day decision by arbitrator) in accordance with the rules of the American Arbitration Association in such place as the Company's headquarters are then located.

          18.     Benefit.  This  Agreement  shall  be binding upon and inure to
                  -------
the benefit of and shall be enforceable by and against the Company, its successors and assigns and the Employee, her heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of the Employee may not be delegated or assigned.

     IN WITNESS HEREOF, the parties hereto have executed this Employment Agreement on the day and year first above written.


                                            RACING  CHAMPIONS  CORPORATION


                                            By:  /s/  Robert  E.  Dods
                                               -----------------------------
                                            Its:  Chief  Executive  Officer


                                                /s/  Kevin  Camp
                                               -----------------------------
                                                 Kevin  Camp